UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    June 20, 2005
                                                         -----------------------

                          FIRST AVIATION SERVICES INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             0-21995                               06-1419064
--------------------------------------------------------------------------------
    (Commission File Number)            (IRS Employer Identification No.)

        15 Riverside Avenue
        Westport, Connecticut                         06880-4214
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)            (Zip Code)

                                 (203) 291-3300
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

On June 20, 2005, Aerospace Products International Inc. ("API"), a majority-owned subsidiary of First Aviation Services, Inc. (the "Registrant") entered into a Preferred Stock Purchase Agreement (the "Preferred Stock Purchase Agreement") with Signature Combs, Inc. (f/k/a AMR Combs, Inc.) ("Signature Combs") pursuant to which API repurchased 10,406.66 shares of the Series A Cumulative Convertible Preferred Stock, $0.001 par value per share, of API (the "Preferred Stock") from Signature Combs for an aggregate purchase at a price of $500,000. The transaction was consummated on June 23, 2005, and no other shares of Preferred Stock are outstanding. Consequently, the minority interest in API has been eliminated, and API is now a wholly-owned subsidiary of the Registrant.

The Preferred Stock Purchase Agreement is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

The shares of Preferred Stock had originally been issued by API in 1997 to Signature Combs in conjunction with the acquisition by API of Signature Combs' domestic parts distribution business (the "API Acquisition") pursuant to an Asset Purchase Agreement, dated November 25, 1996 (the "Asset Purchase Agreement"). The Asset Purchase Agreement, together with a Stockholders Agreement as Exhibit E thereto (the "Stockholders Agreement") were filed with the Securities and Exchange Commission by the Registrant as Exhibit 10.9 to Amendment No. 1 to its Registration Statement on Form S-1 (No. 333-18647), on January 24, 1997.

Pursuant to the Preferred Stock Purchase Agreement, certain of the documents entered into in connection with the API Acquisition such as the Asset Purchase Agreement and the Stockholders Agreement, including continuing obligations under such documents, were terminated, subject to certain limited exceptions. The Stockholders Agreement, which was terminated, contained various rights and obligations, including: (i) a right of first refusal on the part of the Registrant with respect to any proposed sale of the Preferred Stock; (ii) the right of the Registrant to require Signature Combs to participate, on a pro rata basis, with it in the sale of the capital stock of API to a third party; (iii) the right of Signature Combs to elect to participate, on a pro rata basis, in the sale of the capital stock of API to a third party; and (iv) piggyback and demand registration rights granted to Signature Combs with respect to the Preferred Stock.

Item 1.02.     Termination of a Material Definitive Agreement

           The description in Item 1.01 above is incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits

(c)            Exhibits.

10.1 Preferred Stock Purchase Agreement, dated as of June 20, 2005, between Signature Combs, Inc. (f/k/a AMR Combs, Inc.) and Aerospace Products International Inc.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST AVIATION SERVICES INC.


                                        By:  /s/ Robert Costantini
                                            ------------------------------------
                                            Name:   Robert Costantini
                                            Title:  Chief Financial Officer




Date: June 24, 2005

                                  EXHIBIT INDEX



Exhibit  No.        Description
-------  ---        -----------

  10.1 Preferred Stock Purchase Agreement, dated as of June 20, 2005, between Signature Combs, Inc. (f/k/a AMR Combs, Inc.) and Aerospace Products International Inc.